                                                                      EXHIBIT 99



Chemical Bank, Trustee                                                            Determination Date:             03-Feb-97
Manufactured Housing Contracts                                                    Remittance Date:                07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1997A                        For the Period Ended:           25-Jan-97



Information for Clauses (a) through (s), Section 7.01 -           GROUP I         Class I A-1     Class I A-2      Class I A-3
 (a)   Class I A and Class I B Distribution Amounts                               996,198.38        135,393.75      103,133.33

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                                321,207.51
       (b) Partial Prepayments Received                                            20,338.97
       (c) Principal Payments in Full (Scheduled Balance)                         650,283.88
       (d) Liquidated Contract Scheduled Balance                                        0.00
       (e) Section 3.05 Purchase Scheduled Balance                                      0.00
       (f)  Previously Undistributed Shortfalls in (a) through (e)                      0.00
                                                                               -------------     -------------   -------------
 Total Principal Distribution                                                     991,830.36              0.00            0.00

 (c)   Interest Distribution                                                        4,368.02        135,393.75      103,133.33
       Unpaid Interest Shortfall                                                        0.00              0.00            0.00
                                                                               -------------     -------------   -------------
 Total Interest Distribution                                                        4,368.02        135,393.75      103,133.33

 (d)   Beginning Class I A and Class I B Principal Balance                     28,500,000.00     24,900,000.00   18,200,000.00
       Less: Principal Distribution                                               991,830.36              0.00            0.00
                                                                               -------------     -------------   -------------
       Remaining Class A and Class B Principal Balance                         27,508,169.64     24,900,000.00   18,200,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                            0.00       (h)       Pool Factor
       Section 8.06 Reimbursement Amount                                                0.00       Class I A-1      0.96519893
       Section 6.02 Reimbursement Amount                                                0.00       Class I A-2      1.00000000
       Reimburseable Fees                                                               0.00       Class I A-3      1.00000000
                                                                               -------------     -------------   -------------
 Total Fees Due Servicer                                                                0.00       Class I A-5      1.00000000
                                                                                                   Class I A-6      1.00000000
                                                                                                   Class I B-1      1.00000000
                                                                                                   Class I B-2      1.00000000


Information for Clauses (a) through (s), Section 7.01 -       Class I A-4    Class I A-5  Class I A-6  Class I B-1   Class I B-2
 (a)   Class I A and Class I B Distribution Amounts             63,085.42     78,590.58    58,475.67    39,668.75     31,267.71

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f)  Previously Undistributed Shortfalls in (a)
            through (e)                                     -------------  -------------  ------------   ------------  ------------
                                                                     0.00

 Total Principal Distribution                                        0.00           0.00          0.00           0.00          0.00

 (c)   Interest Distribution                                    63,085.42      78,590.58     58,475.67      39,668.75     31,267.71
       Unpaid Interest Shortfall                                     0.00           0.00          0.00           0.00          0.00
                                                            -------------  -------------  ------------   ------------  ------------
 Total Interest Distribution                                    63,085.42      78,590.58     58,475.67      39,668.75     31,267.71
                                                            -------------  -------------  ------------   ------------  ------------

 (d)   Beginning Class I A and Class I B Principal Balance  10,700,000.00  12,919,000.00  9,233,000.00   6,347,000.00  4,618,000.00
       Less: Principal Distribution                                  0.00           0.00          0.00           0.00          0.00
                                                            -------------  -------------  ------------   ------------  ------------
       Remaining Class A and Class B Principal Balance      10,700,000.00  12,919,000.00  9,233,000.00   6,347,000.00  4,618,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                 Original Balance    Rate
       Section 8.06 Reimbursement Amount                                      28,500,000.00      5.518%
       Section 6.02 Reimbursement Amount                                      24,900,000.00      6.525%
       Reimburseable Fees                                                     18,200,000.00      6.800%
                                                                              10,700,000.00      7.075%
 Total Fees Due Servicer                                                      12,919,000.00      7.300%
                                                                               9,233,000.00      7.600%
                                                                               6,347,000.00      7.500%
                                                                               4,618,000.00      8.125%



                                                                 No. of                      Unpaid Principal
 (f)   Delinquency                                               Contracts                      Balance
            31-59 Days Delinquent                                   62                        1,931,668
            60-89 Days Delinquent                                   17                          442,174
              90+ Days Delinquent                                    0                                0

 (g)   Section 3.05 Repurchases                                                                    0.00

 (i)   Class R Distribution Amount                                                                 0.00
       Reposession Profits                                                                         0.00

 (j)   Principal Balance of Contracts in Repossession                                              0.00

 (k)   Aggregate Net Liquidation Losses                                                            0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                              31,267.71
       (y) Remaining Amount Available                                                        461,559.52
                                                                                             ----------
       Amount of (x) over (y)                                                                      0.00

 (m)   Class B-2 Liquidation Loss Amount                                                           0.00

 (n)   Guarantee Payment                                                                           0.00

 (o)   Unadvanced Shortfalls                                                                       0.00


Chemical Bank, Trustee                                                                     Determination Date:       03-Feb-97
Manufactured Housing Contracts                                                             Remittance Date:          07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1997A                                 For the Period Ended:     25-Jan-97



                                                                                  No.      $
 (p)   Units repossessed                                                              0            0.00

 (q)   Principal Prepayments paid                                                            670,622.85

 (r)   Scheduled Principal Payments                                                          321,207.51

 (s)   Weighted Average Interest Rate                                                             11.50%

                 Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                              1,763,472.56
     Certificate Account Balance at Monthly Cutoff-SubServicer                               230,002.08
(ii) Monthly Advance made                                                                          0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                               0.00
(iii)Section 5.05 Certificate Fund Income-SubServicer                                              0.00
(v) Principal due Holders                                                                          0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                               46,139.62
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                              11,229.62
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                       0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                         0.00
   (iii) Monthly Servicing Fee                                                                     0.00
   (iv)  Reimburseable Liquidation Expenses                                                        0.00
   (v)   Section 6.04 (c) reimbursement                                                            0.00
   (vi)  Section 8.06 reimbursement                                                                0.00
   (vii) Amounts not required to be deposited-SubServicer                                          0.00

Total Due Servicer                                                                                 0.00

Available Distrubution Amount-Vanderbilt                                                   1,717,332.94
Available Distrubution Amount-SubServicer                                                    218,772.46
To Class A and B                                                                           1,505,813.59

Monthly Excess Cashflow                                                                      430,291.81

Weighted Average Remaining Term (months)                                                         188.00

       Scheduled Balance Computation

       Prior Month Balance                                                               115,417,699.95

       Current Balance                                     114,458,321.90
                     Adv Principal                              16,300.87
                     Del Principal                              48,753.18
       Pool Scheduled Balance                                                            114,425,869.59


       Principal Payments in Full                              650,283.88
       Partial Prepayments                                      20,338.97

       Scheduled Principal                                     321,207.51

       Collateral Balance                                                                114,458,321.90

Chemical Bank, Trustee                                                                 Determination Date:         03-Feb-97
Manufactured Housing Contracts                                                         Remittance Date:            07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1997A                             For the Period Ended:       25-Jan-97


Information for Clauses (v) through (ap), Section 7.01 -     GROUP II
                                                                      Class II A-1     Class II B-1    Class II B-2 Class II B-3
 (v)   Class II A and Class II B Distribution Amounts                 1,417,322.59        1,557.90          712.93


 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                      286,217.71
       (b) Partial Prepayments Received                                  24,840.83
       (c) Principal Payments in Full (Scheduled Balance)               280,009.12
       (d) Liquidated Contract Scheduled Balance                              0.00
       (e) Section 3.05 Purchase Scheduled Balance                            0.00
       (f)  Previously Undistributed Shortfalls in (a) through (e)            0.00
       (g)  Accelerated Principal Payment                               817,060.48
                                                                     -------------    ------------    ------------  ------------
 Total Principal Distribution                                         1,408,128.14            0.00            0.00          0.00

 (x)   Interest Distribution                                              9,194.45        1,557.90          712.93        981.23
       Unpaid Interest Shortfall                                              0.00            0.00            0.00          0.00
                                                                     -------------    ------------    ------------  ------------
 Total Interest Distribution                                              9,194.45        1,557.90          712.93        981.23

 (y)   Beginning Class I A and Class I B Principal Balance           58,714,000.00    9,526,000.00    4,082,000.00  5,445,000.00
       Less: Principal Distribution                                   1,408,128.14            0.00            0.00          0.00
                                                                     -------------    ------------    ------------  ------------
       Remaining Class A and Class B Principal Balance               57,305,871.86    9,526,000.00    4,082,000.00  5,445,000.00

 (z)   Fees Due Servicer
       Monthly Servicing Fee                                                  0.00      (ac)     Pool Factor    Original Balance
       Section 8.06 Reimbursement Amount                                      0.00     Class II A-1  0.97601717  58,714,000.00
       Section 6.02 Reimbursement Amount                                      0.00     Class II B-1  1.00000000   9,526,000.00
       Reimburseable Fees                                                     0.00     Class II B-2  1.00000000   4,082,000.00
                                                                     -------------     Class II B-3  1.00000000   5,445,000.00
 Total Fees Due Servicer                                                      0.00


                                                                     No. of                   Unpaid Principal
 (aa)  Delinquency                                                 Contracts                     Balance
        31-59 Days Delinquent                                             30                    922,441
        60-89 Days Delinquent                                              0                          0
         90+ Days Delinquent                                               0                          0

 (ab)  Section 3.05 Repurchases                                                                    0.00

 (ad)  Class R Distribution Amount                                                                 0.00
       Reposession Profits                                                                         0.00

 (ae)  Principal Balance of Contracts in Repossession                                              0.00

 (af)  Aggregate Net Liquidation Losses                                                            0.00

 (ag)  (x) Class B-3 Formula Distribution Amount                                                 981.23
       (y) Remaining Amount Available                                                        386,768.67
                                                                                             ----------
       Amount of (x) over (y)                                                                      0.00

 (ah)  Class B-2 Liquidation Loss Amount                                                           0.00

 (ai)  Guarantee Payment                                                                           0.00

 (aj)  Unadvanced Shortfalls                                                                       0.00
                                                                  No.                       $
 (ak)  Units repossessed

 (al)  Principal Prepayments paid                                                            304,849.95

 (am)  Scheduled Principal Payments                                                          286,217.71

 (an)  Weighted Average Interest Rate                                                              9.89%

Chemical Bank, Trustee                                                           Determination Date:              05-Mar-97
Manufactured Housing Contracts                                                   Remittance Date:                 07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1997A                       For the Period Ended:            25-Feb-97





                      Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                 1,024,878.65
(ii) Monthly Advance made                                                                             0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                  0.00
(v) Principal due Holders                                                                             0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                  34,595.81
   (ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller                                                           0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                            0.00
   (iii) Monthly Servicing Fee                                                                        0.00
   (v)   Section 6.04 (c) reimbursement                                                               0.00
   (vi)  Section 8.06 reimbursement                                                                   0.00
   (vii) Amounts not required to be deposited-SubServicer                                             0.00

Total Due Servicer                                                                                    0.00

Available Distrubution Amount                                                                   990,282.84
To Class A and B - Scheduled Principal and Interest                                             603,514.17

Monthly Excess Cashflow Class II                                                                386,768.67
Monthly Excess Cashflow Class I                                                                 430,291.81

Accelerated Principal Payment                                                                   817,060.48

Weighted Average Remaining Term (months)                                                            201.00

       Scheduled Balance Computation


       Prior Month Balance                                                                   77,767,930.26


       Current Balance                                             77,214,102.44
                      Adv Principal                                     8,737.59
                      Del Principal                                    45,977.43
       Pool Scheduled Balance                                                                77,176,862.60


       Principal Payments in Full                                     280,009.12
       Partial Prepayments                                             24,840.83

       Scheduled Principal                                            286,217.71


       Collateral Balance                                                                    77,214,102.44

       Overcollateralization Amount                                                                817,991
       Required Overcollateralization Amount                                                     3,305,137